                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                             Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                      Pursuant to Section 13 OR 15(d) of the
                                          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 18, 2006
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                                              Elcom International, Inc.
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                                  (Exact Name of Registrant as Specified in Charter)

                    Delaware                           000-27376                             04-3175156
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        (State or Other Jurisdiction                   (Commission                          (IRS Employer
              of Incorporation)                       File Number)                       Identification No.)

                         10 Oceana Way Norwood, Massachusetts                                                 02062
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                       (Address of Principal Executive Offices)                                             (Zip Code)

Registrant's telephone number, including area code      (781) 501-4000
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                                                         N/A
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                            (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.10 Entry into a Material Definitive Agreement.

         On October 18, 2006,  Elcom  International,  Inc., (the "Company")  entered into  Subscription  Agreements
(the  "Subscription  Agreements") with Smith & Williamson Investment Management Limited ("SWIM") as well as other
non-U.S. investors (together with "SWIM", the "Investor Group"), to issue to Smith & Williamson Nominees Limited
("SWIM Nominees",  and together with SWIM, the "SWIM Entities"),  and to other non-U.S.  investors,  in a sale (the
"Sale") exempt from  registration  under  Regulation S of the  Securities Act of 1933, as amended (the  "Securities
Act"),  76,336,289 shares of its common stock, par value $.01 per share (the "Common Shares"), at a per share price of 1.75 pence, or approximately $0.0327 (the "Per Share Subscription  Price"), for an aggregate Sale of £1,336,000 or approximately  $2,498,000.  Prior to entering into the Subscription Agreements,  the terms and conditions of the
Subscription  Agreements  and the Sale  contemplated  thereby was  approved by a Special  Committee of the Board of
Directors of the Company  comprised of  independent  directors.  SWIM  Nominees and other SWIM  affiliated  nominee accounts have agreed to purchase all of the Common  Shares to  be issued in  the Sale.  The  Subsciption Agreements were amended and  confirmed by the Investor  Group between  October 18, 2006 and October 23, 2006. The net proceeds of the  Sale  will be used for working  capital and other  general  corporate  purposes.  The consummation  of the
Sale is  conditioned  upon the Company's  listing of the Common Shares  on  the AIM Exchange in  London,  and upon admission  of the Common  Shares to the AIM  Exchange.  The  Sale  will be completed  on the  date that the Common
Shares  are  admitted  to the AIM  Exchange  (the  "Closing  Date").  It is anticipated  the Common  Shares will be admitted to the AIM Exchange on October 27, 2006.  If  the  Common Shares are  not admitted to  the AIM Exchange by
November 24, 2006, the Sale can be rescinded by the Investor Group.

         The  Subscription  Agreements  provide that the Common  Shares will be issued in reliance on the exemption from  registration  provided  by  Regulation  S  promulgated  under  the  Securities  Act for  offers  and sales of securities outside the  United  States.  Under Regulation S, the holders of the Common Shares to be issued in the Sale will be  prohibited  from  selling  their  Common  Shares in the  United  States,  to a "U.S.
person" (as defined in the Securities  Act) or for the benefit or account of a U.S.  person,  for a one-year period from the date of issuance.  During this  one-year  period,  the holders of the Common  Shares may  otherwise  trade their  Common  Shares  outside the  U.S.,  pursuant to  Regulation S and other  securities  laws applicable  in the  jurisdiction  in which the Common  Shares are  traded.  Upon the  expiration  of this  one-year period,  the  Common  Shares  will be  "restricted  securities,"  as the  term is  defined  in Rule 144  under  the
Securities  Act, and may be sold in the  United  States,  to a  U.S.  person or for the benefit or account of a  U.S.  person in  accordance  with Rule 144. Upon  issuance,  the Common
Shares are expected to trade on the AIM  Exchange and will not  commingle  with the  Company's  stock quoted on the
OTCBB until and unless the Company  registers  the Common  Shares with the SEC or an  exemption  from  registration exists with respect to transfer of the Common  Shares.  Upon  issuance,  the Common  Shares will not be  registered under  the  Securities  Act  and  may  not  be  offered  or  sold  in  the  United  States  (or  to a U.S. person)
absent registration or an applicable exemption from the registration requirements.

         If consummated,  the Sale is expected to substantially  dilute the current  stockholders of the Company.
Based on the SWIM Entities  Schedule 13D filed with the SEC on March 6, 2006, the Company's records,  and information  obtained  from the  subscription  confirmations,  SWIM  Nominees  and other  SWIM  affiliated  nominee accounts are expected to hold, for their nominee clients,  a total of approximately  69.4% of the total outstanding
Common Shares of the Company immediately following the Sale ("Total Shares Outstanding").

         Smith & Williamson  Corporate Finance Limited ("SWCF") is the Company's Nominted Advisor in respect of its AIM Exchange  listing.  SWCF  and  the SWIM  Entities  are related entities.  In connection with the Sale,  the
Company has agreed to pay SWCF a fee of £7,500, or approximately $14,025, for their services in connection with the Sale.

         The  foregoing  description  of the terms of the  Subscription  Agreements is qualified in its entirety by reference to the form of Subscription Agreement filed as Exhibit 10.1 to this Form 8-K.

Item 3.02 Unregistered Sale of Equity Securities.

         As described in Item 1.01 of this Current  Report on Form 8-K, on the Closing Date the Company  expects to issue  76,336,289  Common  Shares to the Investor  Group in the  Sale.  The issuances of Common Shares are intended to be exempt from the  registration  requirements  of the  Securities Act pursuant to Regulation S and are more fully described in Item 1.01 above,  which  descriptions  are  incorporated  into this Item 3.02 by reference.
Such  descriptions  are qualified in their  entirety by reference to the form of  Subscription  Agreement  filed as
Exhibit 10.1 to this Form 8-K.

Item 7.01 Regulation FD Disclosure

         On October 24, 2006, the Company issued a press release announcing the execution of the Subscription
Agreements and the Sale contemplated thereby.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits. (c) Exhibits.

        Exhibit No.          Description
           10.1              Form of Subscription Agreement

           99.1              Press Release dated October 24, 2006

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       ELCOM INTERNATIONAL, INC.

Date   October 24, 2006
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                                                                          By    /s/ John E. Halnen
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                                                                       John E. Halnen
                                                                       President & CEO

EXHIBIT INDEX

        Exhibit No.          Description
           10.1              Form of Subscription Agreement

           99.1              Press Release dated October 23, 2006